Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2022
Prospectus

The following information replaces similar information for Insurance Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Peter Deutsch (co-manager) has managed the fund since June 2013.

Fahim Razzaque (co-manager) has managed the fund since July 2022.

It is expected that Mr. Deutsch will retire effective on or about December 31, 2022. At that time, Mr. Razzaque will assume sole portfolio manager responsibilities.

The following information replaces similar biographical information for Insurance Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Peter Deutsch is co-manager of Insurance Portfolio, which he has managed since June 2013. Since joining Fidelity Investments in 2010, Mr. Deutsch has worked as an equity research analyst and portfolio manager.

Fahim Razzaque is co-manager of Insurance Portfolio, which he has managed since July 2022. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Razzaque has worked as a managing director of research, research analyst, and portfolio manager.

It is expected that Mr. Deutsch will retire effective on or about December 31, 2022. At that time, Mr. Razzaque will assume sole portfolio manager responsibilities.

SELFIN-22-02 1.916419.133	July 14, 2022